SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSAUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 15, 1995

                  Travel Ports of America, Inc.
     (exact name of registrant as specified in its charter)


     New York                      33-7870-NY               16-1128554
 (State or other jurisdiction       (Commission            (IRS Employer
  of Incorporation)                  File Number)           Identification No.)


     3495 Winton Place, Building C, Rochester, New York          14623
  (Address of principal executive office)                      (Zip Code)


Registrants telephone number, including are code: (716)272-1810





                THIS REPORT CONSISTS OF 94 PAGES.




Item 5.        Other Events

     On Febraury 15, 1995, the Registrant completed a private placement resulting in the sale of (I) $4,650,000 principal amount of 8.5% Convertible Senior Subordinated Debentures due January 15, 2005, (the Debentures) and (ii) warrants (the Warrants) to purchase 15,500 shares of common stock, par value $.01 per share (the Common Stock) at a price of $3.60 per share. The form of the Indenture, which sets out the form of Debenture and their terms and conditions, and the form of the Warrants are appended hereto as Exhibits 4-c, and 4-d, respectively.

     The net proceeds of approximately $4,250,000 are to be used to increase the working capital of the Registrant.

     The Debentures and Warrants were sold in a private placement under Regulation D of the Securities Act of 1933, as amended, and in offshore transactions under Regualtion S of the Act. The securities have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.        Fianancial Statements and Exhibits

          (c)  Exhibits

               4-c  Form of Indenture dated
                    as of January 24, 1995, between Travel Ports of America, Inc. and American Stock Transfer and Trust Company, as Trustee, with respect to up to $5,000,000 principal amount of 8.5% Convertible Senior Subordinated Debentures due January 15, 2005.

               4-d  Form of Warrant to
                    purchase Common Stock.

               99   Press Release dated
                    February 17, 1995.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:         February 21, 1995             TRAVEL PORTS OF AMERICA, INC.



                                   By: s/    William Burslem III
                                   Name:     William Burslem III
                                   Title:    Vice President and Secretary



                            EXHIBIT INDEX




Exhibit
   No.                Exhibit

   4-c         Form of Indenture dated as of
               January 24, 1995, between Travel Ports of America,
               Inc. and American Stock Transfer and Trust
               Company, as Trustee, with respect to up to $5,000,000 principal amount of 8.5% Convertible
               Senior Subordinated Debentures due January 15,
               2005.

   4-d         Form of Warrant to purchase Common Stock

    99         Press release dated February 17, 1995.




                            EXHIBIT 4-c


          INDENTURE, dated as of January 24, 1995 between TRAVEL
PORTS OF AMERICA, INC., a New York corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation (the "Trustee").

          Intending to be legally bound hereby, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 8% Senior Subordinated Convertible Debentures due January 15, 2005 (the "Securities");


I.
              DEFINITIONS AND INCORPORATION BY REFERENCE


1.          Definitions.

     "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar. See Section 2.03.

     "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of that Board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Capitalized Leases" means, with respect to any person, all obligations of such person under any agreement to lease, or lease of, any real or personal property that are required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

     "Capital Stock" means any class of capital stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time and warrants, options and similar rights to acquire any such capital stock.

     "Company" means the party named as such in this Indenture unless and until a successor replaces it in accordance with this Indenture and thereafter means the successor.

     "Company Request" and "Company Order" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or any Vice President, and by its Treasurer, Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Net Income" means, for any period, the aggregate of the Net Income of the Company and its Subsidiaries (if any) for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles, provided that (i) the Net Income of any person which is not a Subsidiary or is accounted for by the Company by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the Company or a Subsidiary, and (ii) the Net Income of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded. "Net Income" of any person shall mean the net income (loss) of such person, determined in accordance with generally accepted accounting principles; excluding, however, from the determination of Net Income any gain (but not loss) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to leaseback transactions) of any real property or equipment of such person which is not sold or otherwise disposed of in the ordinary course of business, or of any capital stock of the Company or a Subsidiary owned by such person. Should the Company not have a Subsidiary during any measuring period, the Net Income for such period shall be determined on a separate company basis.

     "Consolidated Net Worth" means the consolidated equity of the common stockholders of the Company and its consolidated Subsidiaries, as determined in accordance with generally accepted accounting principles, after excluding from the assets of the Company the following: (i) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (ii) goodwill; and (iii) any surplus resulting from any write-up of assets subsequent to October 31, 1994.

     "Default" means any event which is, or after notice, or passage of time or both would be, an Event of Default.

     "Exchange Act" means the Securities Exchange Act of 1934, as in effect on the date of execution of this Indenture and as may thereafter be amended.

     "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

     "Indebtedness" means, without duplication, with respect to any person, as of any date, the principal of and any premium or interest on (a) all indebtedness of such person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such person for money) or in respect of letters of credit issued for its own account,
(b) all indebtedness incurred by such person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such person or another person) of any business, real property or other assets (except assets acquired in the ordinary course of the conduct of the acquiror's usual business),
(c) all Capitalized Leases, (d) guarantees by such person of indebtedness described in clauses (a), (b) or (c), and
(e) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two
Officers or by an Officer (other than the Secretary) and an Assistant Secretary of the Company.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Parent" with respect to a person, means any corporation, partnership, joint venture or other business entity which owns, directly or through one or more Subsidiaries, shares of stock or other interests having general voting power under ordinary circumstances to elect a majority of the board of directors, managers, trustees or other governing body of such person.

     "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose in the Securities.

     "Restricted Securities" means Securities which were acquired by the Holder thereof other than pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Securities described above and issued under this Indenture.
     "Securities Act" means the Securities Act of 1933, as in effect on the date of execution of this Indenture and as may thereafter be amended.

     "Special Record Date" for the payment of any defaulted interest means the date fixed by the Trustee pursuant to Section
2.12.

     "Stated Maturity", when used with respect to the Securities or any installment of principal thereof or interest thereon, means the date specified in the Securities as the fixed date on which the principal of such Securities or such installment of principal or interest is due and payable.

     "Subsidiary" means any person of which at the time of determination made under this Indenture at least a majority of capital stock having ordinary voting power for the election of directors or other governing body of such person is owned by the Company directly or through one or more Subsidiaries.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code
 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

     "Trading Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday, other than any day on which securities are not traded on the exchange or in the market which is the principal United States market for the Common Stock of the Company, as determined by the Board of Directors of the Company.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

     "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.


2.
       Other Definitions.

                                               Defined
    Term                                      in Section


    "Accelerated Redemption Obligations"         3.07
    "Bankruptcy Law"                             6.01
    "Business Day"                               4.10
    "Common Stock"                              10.01
    "Conversion Agent"                           2.03
    "Custodian"                                  6.01
    "Defaulted Interest"                         2.12
    "Disqualified Stock"                         4.07
    "Equity Interest"                            4.07
    "Event of Default"                           6.01
    "Legal Holiday"                             13.08
    "Minimum Equity"                             3.07
    "Offering Price"                            10.07
    "Paying Agent"                               2.03
    "Quoted Price"                              10.03
    "Registrar"                                  2.03
    "Representative"                            11.02
    "Restricted Payments"                        4.07
    "Senior Indebtedness"                       11.02
    "U.S. Government Obligations"                8.01

3.         Rules of Construction.  Unless the context otherwise requires:

         (1)  a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date of execution of this Indenture;

         (3)  "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular; and

         (5) provisions apply to successive events and transactions.


II.

                            THE SECURITIES


1. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A, the terms and provisions of which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage or agreements to which the Company is a party. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

2. Execution and Authentication. Two Officers shall execute the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

    If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

    A Security shall not be valid until a duly authorized agent of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

    The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $5,000,000 upon a written order of the Company signed by two Officers or by an Officer and an Assistant Secretary of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

    The Securities shall be issuable in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

    The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an affiliate.

3. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice to any Securityholder.

    The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Conversion Agent, Paying Agent, Registrar or co-registrar.

    The Company initially appoints the Trustee as the Registrar, Paying Agent and Conversion Agent.

4. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Securityholders or the Trustee all moneys held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the tenth day prior to each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

6.         Transfer and Exchange.  Subject to the requirements of
Section 2.13, where a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if duly endorsed or accompanied by a proper instrument or instruments of assignment and transfer thereof and its requirements for such transaction are met. Where Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

    Neither the Company, the Trustee nor any other agent of the Company shall be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption under Section 3.01 and ending at the close of business on the day of such day of selection, or (ii) to register the transfer of or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

7. Replacement Securities. If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security dated the date of the lost, destroyed or wrongfully taken Security, if, in the case of a lost, destroyed or wrongfully taken Security, the holder of such Security furnishes to the Trustee evidence satisfactory to it, in its discretion, of the ownership of and the destruction, loss or theft of such Security and shall furnish to the Company and to the Trustee an indemnity bond sufficient in the judgment of the Company and the Trustee to protect each of them and any agent for any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security. Every replacement Security is an additional obligation of the Company.

8. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or one of its Subsidiaries or an Affiliate holds the Security.

    If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

    If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

9. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be disregarded.
10.
2        .  Temporary Securities.  Until definitive Securities
are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

3        .  Cancellation.  The Company at any time may deliver
Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel and shall, subject to the record-retention requirements of the Securities Exchange Act of 1934, destroy Securities surrendered for transfer, exchange, payment, replacement, conversion or cancellation and deliver a certificate of such destruction to the Company unless the Company instructs the Trustee in writing to deliver the cancelled Securities to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article X.

4        .  Payment of Interest; Interest Rights Preserved.
Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest payment.

    Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof to be mailed, first-class postage prepaid, to each Holder of Securities at his registered address, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange or automated trading system on which such Securities may be listed, and upon such notice as may be required by such exchange or automated trading system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section and
Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

5        .  Legending of the Securities; Restriction on Transfer.
All Securities originally issued hereunder pursuant to the exemption from registration provided in Regulation D under the Securities Act shall bear the following legend:

          "The Securities represented
              by this certificate have not been
              registered under the Securities Act of
              1933, as amended (the "Securities Act"), and may not be offered, sold or otherwise transferred unless (i) a registration statement under the Securities Act is in effect with regard thereto or (ii) an opinion of counsel that such registration is not required under the Securities Act."

    All Securities originally issued hereunder pursuant to an exemption from registration provided in Regulation S under the Securities Act shall bear the following legend:

          "The Debentures represented
              by this Certificate and the underlying
              securities have not been registered under the Securities Act of 1933, as amended
              (the "Securities Act"), and may not be
              offered or sold within the United States or to, or for the account or benefit of, United States persons (i) as part of their distribution at any time and (ii) other wise until 40 days after the later of the commencement of the offering or the last closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meaning given to them by Regulation S."

         Prior to any transfer of any Security bearing either such legend, in whole or in part, the Holder thereof shall furnish to the Company and the Trustee an Opinion of Counsel, who shall be reasonably satisfactory to the Company and the Trustee, in substance reasonably satisfactory to the Company and the Trustee, to the effect that such Security has been registered under the Securities Act and any applicable state laws, or registration is not required thereunder.

6        .  Notification Regarding Restricted Securities.  The
Company shall deliver to the Trustee and the Paying Agent an Officers' Certificate and an Opinion of Counsel notifying the Trustee and the Paying Agent at any time that the Company becomes aware that a Security ceases to be a Restricted Security. The Trustee and Paying Agent may conclusively rely on such notice and shall treat each Security as a Restricted Security until they receive such notice with respect to such Security. The Company shall deliver to the Trustee and the Paying Agent an Officers' Certificate and an Opinion of Counsel notifying the Trustee and the Paying Agent whenever any registration statement registering any of the Securities under the Securities Act is declared effective by the SEC.

7        .  CUSIP Numbers.  The Company in issuing the Securities
may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.



III.

                            REDEMPTION


1. Election to Redeem; Notice to Trustee. The Securities may be redeemed at the election of the Company as a whole or in part from time to time commencing on the period and at the redemption prices specified in paragraph 5 of the Securities, together with accrued interest to the redemption date. If the Company wishes to redeem any or all of the Securities pursuant to paragraph 5 of the Securities, the Company shall, at least forty five (45) days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed. In the case of any redemption, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with the provisions of this Indenture and of the Securities with respect thereto.

2. Selection by Trustee of Securities to be Redeemed. If less than all the Securities are to be redeemed pursuant to paragraph 5 of the Securities, the particular Securities to be redeemed shall be selected by the Trustee, from the Securities not previously called for redemption by a method that complies with the requirements of any exchange or automated quotation system on which the Securities are listed and that the Trustee deems fair and appropriate. The Trustee shall make the selection not more than sixty (60) days and not less than twenty (20) days before the redemption date. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

3. Notice of Redemption. At least twenty (20) days but not more than sixty (60) days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's last registered address.

         The notice shall identify the Securities to be redeemed and shall state:

           (1)      the redemption date;

           (2) the redemption price (determined in accordance with paragraph 5 of the Securities);

           (3)                the conversion price;

           (4)                the name and address of the Trustee and
                Conversion Agent;

           (5) that Securities called for redemption may be converted at any time before the close of business on the fifth business day prior to the redemption date;

           (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

           (7) that Securities called for redemption must be surrendered to the Trustee to collect the redemption price;

           (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

           (9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

4. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Trustee (subject, however, to Section 2.13 and to the deposit by the Company of the redemption price pursuant to Section 3.05), such Securities shall be paid at the redemption price, plus accrued interest to the redemption date, but interest installments whose maturity is on or prior to the redemption date will be payable to the holder of record at the close of business on the relevant record dates referred to in the Securities.

5. Deposit of Redemption Price. Before the redemption date, the Company shall deposit with the Trustee money sufficient to pay the redemption price of, and accrued interest on, all Securities to be redeemed on that date. The Trustee shall return to the Company any money not required for that purpose.

6.         Securities Redeemed in Part.  Upon surrender of a
Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

7. Accelerated Redemption Provision. In the event that the Company's Consolidated Net Worth as at the last day of any fiscal quarter, commencing November 1, 1994 is equal to or less than $5,000,000 (the "Minimum Equity") the Company shall, commencing on the last day of the sixth month thereafter, pay to the Trustee a sum in immediately available funds sufficient to retire by redemption 25% of the principal amount of the then outstanding Securities, at a redemption price which shall be 100% of the principal amount thereof plus accrued and unpaid interest to the date of redemption and shall continue to make like payments semiannually thereafter, until such time as all outstanding securities are redeemed (the obligations to make such payments being hereinafter referred to as "Accelerated Redemption Obligations"); provided, however, that if the Company's Consolidated Net Worth is above the Minimum Equity as at the last day of any subsequent fiscal quarter, the Company's obligation to make Accelerated Redemption Obligation payments on dates after such quarter end shall terminate; further provided, however, that if the Company's Consolidated Net Worth shall thereafter be equal to or less than the Minimum Equity as at the last day of any subsequent fiscal quarter, the Company's semiannual Accelerated Redemption Obligation payments shall again commence on the last day of the sixth month thereafter.

         At its option the Company may reduce its obligation to make any Accelerated Redemption Obligation payment in cash pursuant to the above paragraph by an amount not exceeding the sum of the following:

              (i) the principal amount of Securities theretofore issued and reacquired (otherwise than through any redemption pursuant to this Article or the Securities) by the Company and delivered to the Trustee for cancellation and not theretofore made the basis for the reduction of an Accelerated Redemption Obligation payment; and

              (ii) the principal amount of Securities redeemed and paid pursuant to paragraph 5 of the Securities and delivered to the Trustee for cancellation, or which shall have been duly called for redemption pursuant to paragraph 5 of the Securities and the redemption price of which shall have been deposited in trust for that purpose, and which have not theretofore been made the basis for the reduction of an Accelerated Redemption Obligation payment.

         On or before fifty (50) days prior to the due date of an Accelerated Redemption Obligation payment, the Company shall deliver to the Trustee an Officers' Certificate stating whether it elects to reduce the amount to be paid to the Trustee in cash on the next succeeding Accelerated Redemption Obligation payment date and, if it elects to make such a reduction, setting forth the amount of the reduction and the basis provided above for such reduction (including identification of any previously cancelled Securities not theretofore made the basis for the reduction of an Accelerated Redemption Obligation payment), together with any Securities required to be delivered to the Trustee for cancellation as provided above, which are to be made the basis for such reduction of an Accelerated Redemption Obligation payment.
         All redemptions required by this Section shall be made pursuant to the provisions of this Article. Any Accelerated Redemption Obligation payments made pursuant to this Section shall be in addition to, and not in lieu of, any other mandatory redemptions required by this Article or the Securities. The Trustee shall have no obligation to monitor the Company's Consolidated Net Worth.

IV.

                            COVENANTS


1. Payment of Securities. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture, subject to the subordination provisions of Article XI. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent holds at the opening of business on that date money designated for and sufficient to pay all principal and interest then due.

         The Company shall pay interest on overdue principal, compounded quarterly, at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate, in each case compounded quarterly, to the extent lawful.

2. SEC Reports. Within 15 days after the Company files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Company shall deliver the same with the Trustee. The Company shall timely comply with its reporting and filing obligations under the applicable federal securities laws.

3. Compliance Certificate. The Company shall deliver to the Trustee within 105 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Events of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of principal of or interest, if any, on the Securities are prohibited.

         The Company will, so long as any of the Securities are outstanding, deliver to the Trustee forthwith upon becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition in this Indenture or (ii) any event or default under any other mortgage, Indenture or instrument as that term is used in Section 6.01(5), an Officers' Certificate specifying such Default, Event of Default or default.

4. Usury Laws. The Company will not assert, plead (as a defense or otherwise) or in any manner whatsoever claim (and will actively resist any attempt to compel it to assert, plead or claim) in any action, suit or proceeding that the interest rate on the Securities violates present or future usury or other laws relating to the interest payable on any indebtedness and will not otherwise avail itself (and will actively resist any attempt to compel it to avail itself) of the benefits of any such laws.

5. Investment Company Act. The Company will not, and will take such action so that none of the Subsidiaries will, register as, or conduct their respective businesses or take any action which shall cause any of them to become or be deemed to be, an investment company as defined under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

6. Dividend and Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to
(i) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any of its Subsidiaries or pay any Indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to the Company or any of its Subsidiaries, or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions in existence on the date of this Indenture, including any renewal, refunding or refinancing thereof, and encumbrances or restrictions existing under or by reason of (A) this Indenture and the Securities, (B) applicable law, (C) any instrument governing Indebtedness or capital stock of a person acquired by the Company, or any of its Subsidiaries, in existence at the time of such acquisition (but not in connection with such acquisition), including any renewals, refundings or refinancing thereof, provided, that, the restrictions contained in such renewals, refundings or refinancing are no more restrictive than those contained in such instrument at the time of such acquisition, which encumbrance or restriction is not applicable to any person, or to the properties or assets of any person, other than the person, or the property or assets of the person, so acquired by the Company or its Subsidiaries, (D) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, or (E) with respect to clause (iii) above, purchase money obligations for property acquired in the ordinary course of business.

7. Restriction on Payment of Dividends and Stock Repurchases. The Company may not, directly or indirectly, (i) declare or pay any dividend on, or make any distribution to its stockholders of, any shares of its Capital Stock of any class (other than dividends or distributions payable in shares of Capital Stock of the Company), or (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interest of the Company, any Subsidiary or other Affiliate (other than any such Equity Interests owned by the Company or any Subsidiary), or
(iii) permit any Subsidiary to declare or pay any dividend on, or make any contribution to its stockholders of, any shares of its capital stock, except to the Company or any Subsidiary (other than dividends or distributions payable in Equity Interests of it or the Company), or (iv) permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any Equity Interests of such Subsidiary, the Company or any Affiliate of either of them (other than any such Equity Interests owned by the Company or any Subsidiary) (such restricted dividends, distributions, purchases, redemptions or other acquisitions or retirements being collectively referred to as "Restricted Payments") if at the time of such Restricted Payment:

              (a) a Default or an Event of Default shall have occurred and be continuing, or shall occur as a consequence thereof; or

              (b)  if upon giving effect to such Restricted
         Payment the aggregate amount expended for all such Restricted Payments subsequent to the date of execution of this Indenture shall exceed the sum of:

                   (1)  25% of the aggregate Consolidated Net
         Income of the Company accrued during fiscal quarters ending subsequent to October 31, 1994;

                   (2)  the aggregate net proceeds, including
         cash and the fair market value of property other than cash (as determined in good faith by the Board of Directors as evidenced by a Board Resolution), received by the Company from the issue or sale (other than to a Subsidiary) subsequent to the date of execution of this Indenture of Capital Stock of the Company (other than Capital Stock subject to redemption as provided in this Indenture prior to the maturity of the Securities (collectively "Disqualified Stock")) or of warrants to purchase such Capital Stock (other than warrants to purchase such Disqualified Stock) other than in connection with the conversion of any Indebtedness;

                   (3) the aggregate net proceeds received by the Company subsequent to the date of execution of this Indenture from the issue or sale (other than to a Subsidiary) or any debt securities or Disqualified Stock of the Company, if, at such time, such debt securities or Disqualified Stock, as the case may be, have been converted into Capital Stock of the Company other than Disqualified Stock; and
                   (4) $250,000. For purposes of any calculation pursuant to the preceding sentence which is required to be made within 60 days after the declaration of a dividend by the Company or any Subsidiary, such dividend shall be deemed to be paid at the date of declaration, and the subsequent payment of such dividend during such 60-day period shall not be treated as an additional Restricted Payment.

         Notwithstanding the foregoing, the provisions of this
Section 4.07 will not prevent (i) the payment of any dividend within 60 days after the date of declaration with the payment complied with the foregoing provisions on the date of declaration; or (ii) the retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock (other than any Disqualified Stock), and neither such retirement nor the proceeds of any such sale or exchange shall be included in any computation made under this Section 4.07.

         "Equity Interest" means Capital Stock or warrants, options or other rights to acquire Capital Stock.

8. Restriction on Transfer With Affiliates. The Company will not, nor permit any Subsidiary to, directly or indirectly,
(i) enter into or permit to exist any transaction, including, without limitation, the purchase, sale, lease or exchange of any property, or the rendering of any service, with any Affiliate of the Company or any officer or director of the Company or any Affiliate of such officer or director, on terms that are less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained at the time of such transaction from persons who are not Affiliates, (ii) loan or advance any funds to any Affiliate, any officer or director of the Company or an Affiliate of such officer or director if the aggregate amount of principal and interest outstanding at any time on all such loans exceeds $100,000, or (iii) purchase securities of any Affiliate or an entity controlled by any Affiliate. The restrictions in this Section 4.08 shall not apply to intercompany advances or bona fide transactions with or between Subsidiaries and/or the Company to the extent otherwise permitted in this Indenture.

9. Incurrence of Indebtedness. The Company will not, nor permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or become liable with respect to, contingently or otherwise, or extend the maturity of, any Indebtedness except for: (i) the Securities and other obligations under this Indenture; (ii) Indebtedness of the Company outstanding as of October 31, 1994; (iii) Senior Indebtedness; (iv) Capitalized Lease obligations, letters of credit to finance trade payables, in each case to the extent incurred in the ordinary course of business of the Company and its Subsidiaries; (v) Indebtedness of the Company or a Subsidiary of the Company secured by liens on assets used in the ordinary course of business by the Company or any Subsidiary and of which the value of the collateral is equal to at least 50% of the outstanding principal amount of such Indebtedness;
(vi) Indebtedness which is expressly junior in right of payment to the Securities; or (vii) any amendment, removal, extension or refunding of such Indebtedness.

2        .  Plan of Liquidation.  The Board of Directors or the
stockholders of the Company may not adopt any plan of liquidation (other than a plan of liquidation incident to a permitted merger, consolidation, sale of assets or other transaction described in
Article V of this Indenture) which provides for, contemplates or the effectuation of which is preceded by, (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Article V of this Indenture being the Article which governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of Capital Stock of the Company, unless the Company shall have made provision for the satisfaction of the Company's obligations hereunder and the Securities as to the payment of principal and interest, in the amounts and in the manner set forth below, (A) immediately following the adoption of such plan or (B) not less than five business days ("Business Days") prior to the making of any such liquidating distributions, whichever occurs first. The Company shall be deemed to make provision for such payment only if the Company irrevocably deposits in trust with the Trustee U.S. Government Obligations (as defined in Section 8.01) sufficient to pay in full the redemption price that would be payable under paragraph 5 of the Securities on the last Business Day of the second full calendar month following the month in which such provision is made, plus interest accrued and to accrue on the Securities to the last Business Day of such second calendar month. No such liquidating distributions may be made by the Company unless five Business Days have elapsed from the making of such provision for payment of the Securities and the Company shall have certified to the Trustee by an Officers' Certificate that the provisions of this
Section 4.10 have been complied with.

         The Company shall redeem all of the then outstanding Securities on the last Business Day of the second full calendar month following the month in which provision is made by the Company for the payment of principal and interest pursuant to the preceding paragraph, at the same redemption price payable on the date of such redemption under paragraph 5 of the Securities, plus all accrued and unpaid interest on such Securities to the date of such redemption.

         Notwithstanding the foregoing, no liquidating distributions may be made by the Company if a Default or Event of Default has occurred and is continuing nor may any such liquidating distribution be made if for any reason the application of the proceeds of any instruments held or to be held in trust by the Trustee pursuant to this Section 4.10 are or could become subject to any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting the Trustee's application of such proceeds in the manner provided in this Section 4.10.

         At least 60 days but not more than 90 days prior to the date on which the Securities are to be redeemed by the Company pursuant to this Section 4.10, the Company shall mail or cause the Trustee to mail, at the Company's expense, a notice of redemption to each Holder stating that all of the Securities are to be redeemed, identifying the Section of this Indenture pursuant to which the Securities are to be redeemed, describing the facts which require such redemption and otherwise complying with the notice provisions of Section 3.03.

         If the Company has irrevocably deposited in trust with the Trustee U.S. Government Obligations in accordance with the provisions of this Section 4.10, the Company may terminate all of its obligations under this Indenture other than the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08
and 8.03, and in Article IV and Article XI, all of which shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and
8.03 shall survive.

         After a deposit made pursuant to this Section 4.10, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on the applicable redemption date specified above to pay principal and interest on the Securities, and on each principal or Interest Payment Date, if any, occurring prior to such payment date to pay principal and interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such redemption date or principal or Interest Payment Date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

         The Trustee shall hold in trust the U.S. Government Obligations deposited with it pursuant to this Section 4.10. It shall apply the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities at the times and in the amounts specified in this Indenture, including this
Section 4.10, and in the Securities, including, without limitation, paragraph 1 thereof. Money and securities so held in trust are subject to Article XI.

3        .  Money for Security Payments to Be Held in Trust.  If
the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Securityholders a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to each date for the payment of the principal of or interest on the Securities, deposit with a Paying Agent or the Trustee a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Securityholders; and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of or interest on the Securities (and on the Senior Indebtedness to the extent required by Article XI) in trust for the benefit of the Securityholders (and the holders of such Senior Indebtedness) until such sums shall be paid to such persons or otherwise disposed of as herein provided;

      (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest;

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

      (4) maintain such records as may reasonably be requested by the Trustee and furnish to the Trustee such records as the Trustee may require.

         The Company may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money, subject in all cases to the terms and provisions of Article XI hereof.

4        .  Continued Existence.  Subject to Article V, the
Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation.

5        .  Maintenance of Properties, Etc.  The Company shall,
and shall cause each of its Subsidiaries to, maintain its properties and assets in good working order and condition and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto.

         The Company shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

         The Company shall, and shall cause each of its Subsidiaries to, keep true books of records and accounts in which full and correct entries will be made of all its business transactions, in accordance with sound business practices, and reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles.

         The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

6        .  Taxes.  The Company shall, and shall cause each of
its Subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.



V.

                        SUCCESSOR CORPORATION


1. When Company May Merge, Etc. The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets in one or more related transactions, to, any person unless:

          (1) the Company shall be the surviving entity, or the person formed by or surviving any consolidation or merger (if other than the Company), or to which such sale, conveyance or lease shall have been made, is a corporation organized and existing under the laws of the United States or a State thereof or the District of Columbia;

          (2) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, conveyance or lease shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if pursuant to Section 10.18 the Company or another person enters into a supplemental indenture obligating it to deliver the securities, cash or other assets deliverable upon conversion of Securities;
         (3) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

         (4) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, conveyance or lease shall have been made, has a net worth not less than the Consolidated Net Worth of the Company at the date hereof or immediately prior to such merger or transfer of assets.

         The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel only as to clauses (1) and (2) above stating that the proposed transaction and such supplemental indenture comply with this Indenture.

           The surviving, transferee or lessee corporation shall be the successor Company, but the predecessor Company in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.



VI.

                       DEFAULTS AND REMEDIES


1.         Events of Default.  An "Event of Default" occurs if:

              (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of ten (10) days, whether or not such payment is prohibited by Article XI;

              (2) the Company defaults in the payment of principal and premium, if any, of any Security when the same becomes due and payable at maturity, upon acceleration, redemption (including payment pursuant to paragraph 5 or paragraph 6 of the Securities) or otherwise, whether or not such payment is prohibited by
Article XI;

              (3) the Company fails to make a deposit of any sinking fund payment when and as due pursuant to this Indenture;

              (4) the Company fails to comply with or perform any of its other covenants or agreements in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

              (5) the Company or a Subsidiary defaults under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or a Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary (or the payment of which is guaranteed by the Company or a Subsidiary), whether such indebtedness or guarantee now exists or shall be created hereafter, which default shall constitute a failure to pay any portion of interest or principal when due after any applicable grace period or if the effect of such event of default is to cause or permit the acceleration of such indebtedness prior to its expressed maturity, and such event of default results in an acceleration of a principal amount of such indebtedness without such indebtedness having been discharged or such acceleration having been rescinded or annulled, provided, that the aggregate indebtedness in default under this clause (5) is in excess of $100,000;

              (6) a final judgment or final judgments for the payment of money are entered by a court of competent jurisdiction against the Company or any Subsidiary which remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of 30 days after the date on which the right to appeal has expired, provided, that, the aggregate of all such judgments exceeds $100,000;

              (7) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

              (A)  commences a voluntary case,

              (B) consents to the entry of an order for relief against it in an involuntary case,

              (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

              (D) makes a general assignment for the benefit of its creditors, or

              (E) generally is unable to pay its debts as the same become due;

              (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (A) is for relief against the Company or any Subsidiary in an involuntary case,

              (B) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of its property, or

              (C) orders the liquidation of the Company or any Subsidiary,

and the order or decree remains unstayed and in effect for 60 days; and

         (9) in the event that the Company's reporting obligations pursuant to Section 13 or 15(d) of the Exchange Act suspended or terminated.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notifies the Company of the default and the Company does not cure the default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If the Holders of 25% in principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so.

         For purpose of a Default under clauses (7) and (8) the term "Subsidiary" shall not include any Subsidiary or Subsidiaries whose assets equal an aggregate of less than $1,000,000.

         Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Event of Default, other then an Event of Default pursuant to Section 6.01(1) or 6.01(2), unless written notice thereof shall have been given to the Trustee at its address set forth in Section 13.02 by the Company, the Paying Agent, the Holder of a Security or an agent of any Holder or any holder of any indebtedness.

         The Company shall promptly notify the Trustee of the occurrence of a Default under clause (4), (5) or (6).

         Upon the occurrence of an Event of Default, the Holders of a majority in principal amount of the outstanding Securities may select a person to serve as director of the Company until the Event of Default is cured.

2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(7) and (8)) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the outstanding Securities plus accrued interest to the date of acceleration. Upon such declaration such principal and interest shall be due and payable immediately. If any Event of Default specified in Section 6.01(7) or 6.01(8) occurs, all such principal of and interest on outstanding Securities shall ipso facto become and be due and payable immediately without any declaration, notice or other act on the part of the Trustee or any Holder.
         At any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of the acceleration; and if the Company has paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest on all Securities, the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity, to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and recovery of judgment shall, after provision for the payment of reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

         If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Securityholder, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All remedies are cumulative to the extent permitted by law.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

4. Waiver of Past Defaults. Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of principal of or interest on any Security. When a Default is waived, it is cured.

5. Control by Majority. The Holders of a majority in principal amount of outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however:

              (1) such direction shall not be in conflict with any rule of law or with this Indenture,

              (2) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by an opinion of its counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by an Officer, determine that the proceedings so directed would involve it in personal liability or be unduly prejudicial to the Holders not taking part in such direction, and

              (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

              (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

              (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

              (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

              (4) the Trustee does not comply with the request within thirty (30) days after receipt of the request and the offer and, if requested, provision of indemnity; and

              (5) during such 30-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with such request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the absolute and unconditional right under this Indenture of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

8. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.01(1) or
(2) occurs and continues for a period of thirty (30) days, the Company, upon demand of the Trustee, will pay to the Trustee, for the benefit of the Securityholders the whole amount of principal and interest then due on such Securities; and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding against the Company and may prosecute such proceeding to judgment or final decree, and may enforce the same to recover the amount of principal and interest remaining unpaid adjudged or decreed to be payable in the manner provided by law out of the property of the Company.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Securityholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

9. Trustee May File Proofs of Claim. In the case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company upon the Securities or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Securityholders allowed in such judicial proceeding, and

              (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

2        .  Priorities.  If the Trustee collects any money
pursuant to this Article, it shall pay out the money in the following order:

              First: to holders of Senior Indebtedness to the extent required by Article XI;

              Second:  to the Trustee for amounts due under
         Section 7.07;

              Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

              Fourth: to the Company or any other person lawfully entitled thereto.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.
3        .  Undertaking for Costs; Notice of Proceedings.  (a)
In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11(a) does not apply to a suit by the Trustee, a suit by a Holder pursuant of
Section 6.06 or 6.07 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

         (b) In the event that the Trustee institutes a judicial proceeding or proceedings for the benefit of the Securityholders as provided in this Indenture, the Trustee shall give prior written notice of such proceeding(s), if any, to the holders of Senior Indebtedness or the Representative of such holders.



VII.

                            TRUSTEE


1.         Duties of Trustee.

         (1) If an Event of Default with respect to the Securities has occurred and is continuing and the Trustee has actual knowledge thereof, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (2)      Except during the continuance of an Event of Default:

              (1)  The Trustee undertakes to perform, with
respect to the Securities, only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee.

              (2) In the absence of bad faith on its part, the Trustee may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

         (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (1) This paragraph does not limit the effect of paragraph (b) of this Section.

              (2) The Trustee shall not be liable for any error of judgment made in good faith by an Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

              (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
Section 6.05.

              (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (5) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (6) The Trustee shall not be liable for interest on any money received by it.

         (7) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

2.         Rights of Trustee.

         Subject to Section 7.01,

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may require, and, in the absence of bad faith on its part, rely upon, an Officers' Certificate;

         (4) as a condition to the taking, suffering or omission of any act contemplated hereunder, the Trustee may, but is not required to, consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (8) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

4. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; it shall not be responsible for any statement by the Company in the Indenture or document used in connection with the sale of the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

5. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 30 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security or in the making of a required sinking fund payment pursuant to Article XII or a redemption payment pursuant to Article III, the Trustee shall be protected in withholding the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such board and/or Officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Securityholders.

6. Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee for and hold it harmless against any expense, loss or liability incurred by it in connection with the administration of this trust and its duties hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company shall not pay for any settlement of any claim without its consent, which consent will not be unreasonably withheld.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except money or property held in trust to pay principal of or interest on particular Securities, and subject to the terms and provisions of Article XI.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

7. Replacement of Trustee. A resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

              (1)  the Trustee fails to comply with Section 7.09;

              (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

              (3) a Custodian or other public officer takes charge of the Trustee or its property; or

              (4)  the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor
Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.06), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail notice of its succession to each Securityholder. Notwithstanding replacement of the Trustee pursuant to this Section, the Company's obligation under Section 7.06 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

8. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor corporation or national banking association without any further act shall be the successor Trustee.

9. Eligibility; Disqualification. The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition.



VIII.

                          DISCHARGE OF INDENTURE


1. Termination of Company's Obligations. The Company may terminate all of its obligations under the Securities and this Indenture (except that the Company's obligations under Sections
7.06 and 8.03 shall survive) if all outstanding Securities previously authenticated and issued (other than destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation.

         In addition, the Company may terminate all of its obligations under this Indenture if:

              (1) the Securities mature within twelve months or all of them are to be called for redemption within twelve months under arrangements satisfactory to the Trustee for giving the notice of redemption; and

              (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal of and interest on the outstanding Securities to maturity or redemption, as the case may be, and the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect. Immediately after making the deposit, the Company shall give notice of such event and the proposed date of payment to each Securityholder. The Company may make the deposit only during the one-year period and only if Article XI permits it.

         The Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.06, 7.07 and 8.03, and in Article IV and Article XI, however, shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections
7.07 and 8.03 shall survive.

         After a deposit and delivery of the Officers' Certificate and Opinion of Counsel made pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

2. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and Securities so held in trust are subject to Article XI, except for money and Securities previously paid as provided hereunder and held in trust for sinking fund payments in accordance with
Article XII.

3. Repayment to Company. Subject to Section 8.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to any of such money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.



IX.

                  AMENDMENTS, SUPPLEMENTS AND WAIVERS


1. Without Consent of Holders. The Company, when authorized by a Board Resolution, and with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholders:

              (1) to cure any ambiguity, omission, defect or inconsistency;

              (2)  to comply with Section 5.01 and 10.18;

              (3) to provide for uncertificated Securities in addition to certificated Securities; or

              (4) to make any change that does not adversely affect the legal rights of any Securityholder.

2. With Consent of Holders. The Company, when authorized by a Board Resolution, and with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. The Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

              (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

              (2) reduce the rate of or extend the time for payment of interest, including default interest, on any Security;

              (3) reduce the principal of or extend the fixed maturity of any Security;

              (4)  waive a default in the payment of the
principal of or interest on any Security;

              (5) make any Security payable in money other than that stated in the Security;

              (6) make any change in Article X that adversely affects the rights of a Holder of Securities;

              (7)  make any change in Section 6.04, 6.07 or 9.02
(third sentence);

              (8) make any change in Article XI that adversely affects the rights of any Securityholder; or

              (9) make any change in Article XII that adversely affects the rights of any Securityholder.

         An amendment under this Indenture may not make any change that adversely affects the rights under Article XI of any holder of an issue of Senior Indebtedness unless the holders of the issue pursuant to its terms consent to the change.

         After an amendment under this Section becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

3. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to an amendment, supplement or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it is of the type described in any of clauses (1) through (9) of Section 9.02. In such case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

4. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue, and the Trustee shall authenticate, a new Security that reflects the changed terms.

5. Trustee to Sign Amendments, Etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment, supplement or waiver, the Trustee may rely on and be fully protected by an Opinion of Counsel which shall state that such amendment, supplement or waiver is permitted or authorized by this Indenture. The Company may not sign an amendment until the Board of Directors approves it.


X.

                            CONVERSION


1. Conversion Privilege. Subject to and upon compliance with the provisions of this Article, a Securityholder may convert a Security into Common Stock at any time in whole or from time to time in part as stated in paragraph 8 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: Divide the principal amount to be converted by the conversion price in effect on the conversion date. Round the result to the nearest 1/100th of a share.

         The initial conversion price is stated in paragraph 8 of the Securities. The conversion price is subject to adjustment.

         A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion to a portion of it.

         "Common Stock" means Common Stock, $.01 par value per share, of the Company, as it exists on the date of this Indenture or as it may be constituted from time to time.

         Any portion of any Security converted into Common Stock pursuant to this Indenture shall be deemed to have been paid in full upon such conversion. Thereafter, this Indenture shall no longer apply to the converted Security (i.e., the Common Stock), and no holder of any Common Stock received in conversion shall have any rights under this Indenture respecting such former Security or Common Stock, provided, that, this Indenture shall continue to apply, and the Securityholder shall have the benefits hereunder, respecting any portion of any Security not so converted.

2. Conversion Procedure. To convert a Security a Holder must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

         No payment or adjustment will be made for accrued interest on a converted Security or dividends on any Common Stock issued on conversion.

         If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

         Upon a surrender of a Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

         If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

3. Fractional Shares. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: Multiply the current market price of a full share by the fraction and round the result to the nearest cent.

         The current market price of a share of Common Stock is the quoted price (the "Quoted Price") of the Common Stock on the New York Stock Exchange (or on such national securities exchange or automated trading system on which the Common Stock is then primarily traded) on the last Trading Day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

4. Taxes on Conversion. If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

5. Company to Provide Stock. The Company shall reserve out of its authorized but unissued Common Stock or its Common
Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities.

         All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and non-assessable.

         The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange on which the Common Stock is listed.

6.         Adjustment for Change in Capital Stock. If the
Company:

              (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

              (2) subdivides its outstanding shares of Common
Stock into a greater number of shares;

              (3) combines its outstanding shares of Common Stock into a smaller number of shares;

              (4) makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock; or

              (5) issues by reclassification of its Common Stock any shares of its Capital Stock;

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of Capital Stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of Capital Stock. After such allocation, the conversion privilege and the conversion price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

7. Adjustment for Rights Issue. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share on that record date, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted (i) proportionately by the difference between the then current market price and the offering price (the "Offering Price") per share of the additional shares if such Offering Price is greater than the then conversion price or (ii) to equal the Offering Price if such Offering Price is less than the then conversion price.

         The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants.

8. Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the conversion price shall be adjusted in accordance with the formula:

                                   M - F
                   C'= C     x      M
         where:

              C'   = the adjusted conversion price.
              C    = the current conversion price.
              M    = the current market price per share of
                     Common Stock on the record date mentioned
                     below.
              F    = the fair market value on the record date of
                     the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This Section does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in
Section 10.07.

         Section 10.09 Adjustments for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the Offering Price of such additional shares, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted (i) proportionately by the difference between the then current market price and the Offering Price per share of the additional shares if such Offering Price is greater than the then conversion price or (ii) to equal the Offering Price if such Offering Price is less than the then conversion price.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This Section does not apply to (i) any of the transactions described in Sections 10.07 and 10.08, (ii) the conversion of Securities, or the conversion or exchange of other securities convertible or exchangeable for Common Stock, (iii) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Indenture shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder), (iv) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock, (v) Common Stock issued to stockholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, (vi) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, or (vii) Common Stock issued upon the exercise of options or warrants issued by the Company prior to the date of this Indenture.

2        .  Adjustment for Convertible Securities Issue.  If the
Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in Sections 10.07 and 10.08 or the Securities) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted (i) proportionately by the difference between the then current market price and the Offering Price if such Offering Price is greater than the then conversion price or (ii) to equal the Offering Price if such Offering Price is less than the then conversion price.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This Section does not apply to (i) convertible securities issued to stockholders of any person which merges into the Company, or with a Subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger or (ii) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

3        .  Current Market Price.  In Sections 10.07, 10.08,
10.09, and 10.10 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.
4         .  Consideration Received.    For purposes of any
computation respecting consideration received pursuant to Sections 10.09 and 10.10, the following shall apply:

              (1)  in the case of the
                   issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

              (2)  in the case of the
                   issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board Resolution which shall be filed with the Trustee; and

              (3)  in the case of the
                   issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and
                   (2) of this Section).

5        .  When Adjustment May be Deferred.  No  adjustment in
the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

6        .  When No Adjustment Required.   No adjustment need be
made for a transaction referred to in Sections 10.06, 10.07, 10.08, 10.09 or 10.10 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

              No adjustment need be made for a change in the par value or no par value of the Common Stock.

              To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash.
Interest will not accrue on the cash.

7        .  Notice of Adjustment.  Whenever the conversion price
is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

8        .  Voluntary Reduction.  The Company from time to time
may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period, provided, that in no event may the conversion price be less than the par value of a share of Common Stock.

              Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect.

              A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.06, 10.07, 10.08, 10.09 and 10.10.

9        .  Notice of Certain Transactions.

              If:

                                  (1)  the Company takes any
              action that would require an adjustment in the conversion price pursuant to Sections 10.06, 10.07, 10.08, 10.09 or 10.10 and if the Company does not let Securityholders participate pursuant to Section 10.14;

                                  (2)  the Company takes any
              action that would require a supplemental indenture pursuant to Section 10.18; or

                                  (3)  there is a liquidation or
              dissolution of the Company, the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

10       .  Reorganization of Company.  If the Company is a party
to a transaction subject to Section 5.01, upon consummation of such transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

              If the issuer of securities deliverable upon conversion of Securities under the supplemental indenture is an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture.

              If this Section applies, Sections 10.06, 10.07,
10.08 and 10.09 do not apply.

11       .  Company Determination Final.  Any determination that
the Company or the Board of Directors must make pursuant to
Section 10.03, 10.06, 10.08, 10.09, 10.10, 10.11, 10.12 or 10.14
is conclusive.

12       .  Trustee's Disclaimer.  The Trustee has no duty to
determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.18 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


XI.

                            Subordination


1. Agreement to Subordinate. The Company and the Trustee agree, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payments in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or later incurred, and that the subordination is for the benefit of the holders of Senior Indebtedness. Notwithstanding anything in this Indenture or any Security to the contrary, any and all payments, distributions, proceeds, moneys and/or other assets and properties paid to or collected, realized, or otherwise received by the Trustee, the Paying Agent or any Securityholder in connection with any payment or other action by the Company, any Subsidiary or any other person acting on behalf of the Company, or any exercise or other enforcement under the Indenture or any Security, shall be subject to the terms and provisions of this Article.

2.         Certain Definitions.

              "Representatives" means the indenture trustee or other trustee, agent, administrator or representative for an issue of Senior Indebtedness as and if designated by the holder or holders of such Senior Indebtedness from time to time by written notice to the Trustee from such holder(s) or such other person.

              "Senior Indebtedness" means all Indebtedness of the Company for money borrowed from a bank, insurance company or any other institutional lender, whether secured by assets of the Company or any Subsidiary or unsecured, outstanding at any time (including future advances), all Indebtedness of the Company which is secured by liens or assets used in the ordinary course of business by the Company or any Subsidiary and the value of the collateral is equal to at least 50% of the then outstanding principal amount of such Indebtedness, all together with interest thereon (including post-petition interest) and all fees, reimbursements and other amounts owing under the relevant instruments and agreements evidencing, governing and/or securing such Indebtedness; including (without limitation) within Senior Indebtedness all principal, interest, fees, reimbursements and other amounts owed under the Restated and Amended Credit Agreement, dated September 29, 1994, between Fleet Bank and the Company, and as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein; but excluding from Senior Indebtedness, Indebtedness of the Company to any of its Subsidiaries for money borrowed or advanced from any such Subsidiary and Indebtedness which by its terms is not superior in right of payment to the Securities.

3.         Liquidation; Dissolution; Bankruptcy.   Upon any
distribution to creditors and/or stockholders of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

              (1)  holders of Senior Indebtedness shall be
         entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

              (2) until the Senior Indebtedness is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

4.         Default on Senior Indebtedness.   Upon the maturity of
any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by the Company, the Trustee, the Paying Agent or any other person acting on behalf of the Company on account of the principal or interest on the Securities.

         The Company may not pay or prepay any principal of, interest on or other amount respecting the Securities (including (without limitation) any payment into the sinking fund or any other fund), and may not acquire any Securities for cash or for any other asset or property (other than Capital Stock of the Company), or cause, suffer or permit the Trustee, the Paying Agent, any Subsidiary of the Company or any other person acting on behalf of the Company to do so, and neither the Trustee, nor any Securityholder nor any person acting on behalf of any of them may seek to receive or collect any payment or other amount under this Indenture or any Security, or may exercise or otherwise enforce any of their respective rights, powers, privileges, remedies and interests under this Indenture or any Security, if:

              (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior
         Indebtedness to accelerate its maturity, and

              (2) (i) the default is the subject of judicial proceedings, (ii) the Company shall have received notice respecting the continuation of a default under the Senior Indebtedness and specifically requesting the imposition of the standstill period provided by this Section, or (iii) the Company receives a notice of the acceleration of any of the Senior Indebtedness, which notice is from a person who may give them pursuant to such Senior Indebtedness.
              If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section.

         The Company may resume payments on the Securities and may acquire them when:

              (a)  the default is cured or waived,

              (b) 150 days pass after the notice is given if the default is a result of the failure to make any payment due under the instruments and agreements governing Senior Indebtedness and is not the subject of judicial proceedings, or

              (c) 120 days pass after the notice is given if the default is for any reason other than as set forth in clause (b) and is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

5. Acceleration of Securities. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration. The Company may pay the Securities after such acceleration occurs if this Article permits the payment at that time.

6. When Distribution Must Be Paid Over. Any payments, distributions, proceeds, monies and/or other assets and properties paid to or collected, realized or otherwise received by the Trustee, the Paying Agent, any Securityholder or any person acting therefor in connection with any payment or other action by the Company, any Subsidiary or any other person acting on behalf of the Company, or any exercise or other enforcement under this Indenture or any Security, during any time when the Company is not permitted to make payments on the Securities under this Article, any and all such payments, distributions, proceeds, monies or other assets and properties shall be held by the recipient in trust for the benefit of, and shall be paid forthwith over and delivered to the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interest may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

7. Notice by Company. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article. Nothing in this Article shall apply to claims of, or payment to, the Trustee under or pursuant to Section 7.07.

8. Subrogation. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

9. Relative Rights. This Article defines the relative rights of Securityholders and holders of Senior Indebtedness.
Nothing in this Indenture shall:

              (1)  impair, as between the Company and
         Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

              (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distribution otherwise payable to Securityholders, except as otherwise provided herein.

         If the Company fails because of this Article to pay principal of or interest on Security on the due date, the failure is still a Default or Event of Default.

2        .  Subordination May Not Be Impaired By Company.  No
right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

3          Distribution or Notice to Representative.  Whenever a
distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to the Representative. Whenever the Trustee is required or permitted to give any notice of default, redemption, acceleration, payment and the like to any Securityholder, the Trustee shall send a copy of each such notice to the holders of Senior Indebtedness who have given the Trustee a written request for copies thereof (individually or through their Representative).

4        .  Rights of the Trustee and Paying Agent.  The Trustee
or Paying Agent may continue to make payments on the Securities until it receives notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

5        .  Ranking of Securities.  The indebtedness evidenced by
the Securities shall rank senior to all indebtedness evidenced by securities of the Company issued by the Company after the date of this Indenture, any other evidence of Indebtedness of the Company except as expressly provided for in Section 11.01, and the Capital Stock of the Company, including any rights or warrants entitling holders thereof to subscribe for or purchase shares of Capital Stock of the Company or any securities convertible into or exchangeable for shares of Capital Stock of the Company issued by the Company after the date of this Indenture.



XII.

                          SINKING FUND


1.         Sinking Fund Payments.       As and for a sinking fund
for the retirement of the Securities, the Company will, until all Securities are paid or payment thereof provided for, deposit in accordance with Section 3.05, beginning on January 15, 2001 and on January 15 in each year thereafter to and including January 15, 2004, an amount in cash sufficient to redeem on such date fixed for redemption 20% of the aggregate principal amount of the issued Securities annually at a sinking fund redemption price equal to the face amount of the Securities to be redeemed plus accrued and unpaid interest to the date hereinbefore set forth for redemption through operation of the sinking fund, sufficient to retire 80% of the issued Securities prior to maturity. The cash amount of any sinking fund payment is subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities on such January 15 as herein provided. In the event the Company desires to satisfy a sinking fund payment with Securities pursuant to Section 12.02 but the aggregate principal amount of such Securities then held by the Company or its Subsidiaries (the "Treasury Securities") is less than the amount required for such sinking fund payment, the Company may redeem, at a price equal to the principal amount of the Securities plus accrued interest to the date fixed for redemption (notwithstanding the redemption price in paragraph 5 of the Securities), Securities in a principal amount equal to the difference between (I) the required principal payment and
(II) the principal amount of Treasury Securities.

2.         Satisfaction of Sinking Fund Payments with Securities.
The Company (i) may deliver outstanding Securities (other than any previously called for redemption) and (ii) may apply as a credit Securities (a) which have been surrendered for conversion by the Holders pursuant to Article X, (b) which have been redeemed at the election of the Company pursuant to Article III, or (c) which have been theretofore acquired by the Company otherwise than by redemption and delivered to the Trustee for cancellation in each case in satisfaction of all or any part of any sinking fund payment required to be made pursuant to Section 12.01, provided that such Securities have not been previously so credited. Each such Security shall be received and credited for such purpose by the Trustee at the sinking fund redemption price set forth in Section 12.01 for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

3. Redemption of Securities for Sinking Fund. On or before October 15, in each year commencing with the year 2001 and ending in 2004, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment pursuant to Section 12.01, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon the next ensuing sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company upon not less than twenty (20) days' written notice mailed to each Holder of Securities at the Holder's registered address. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05 and 3.06.



XIII.

                            MISCELLANEOUS


1. Notices; Reporting Date. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:
         if to the Company:

         Travel Ports of America, Inc.
         3495 Winton Place
         Building C
         Rochester, New York  14623
         Attention:  John Holahan,
                     President

         if to the Trustee:

         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York  10005
         Attention:  George Karfunkel

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed to such Securityholder at the address which appears on the registration books of the Registrar and shall be sufficiently given to such Securityholder if so mailed by first class mail within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee. If the Company mails a notice or communication to Securityholders it shall mail a copy of such notice to the Trustee and each Agent at the same time. All notices or communications shall be in writing.

         The reporting date for Section 7.06 is December 15 of each year. The first reporting date is December 15, 1995.

2.         Communication by Holders with Other Holders.
Securityholders may communicate with other Securityholders with respect to their rights under this Indenture or the Securities.

3.         Certificate and Opinion as to Conditions Precedent.
Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:
              (1) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

              (2) an Opinion of Counsel, stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

4. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (1) a statement that the person signing such certificate or opinion has read such covenant or condition and the definitions relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

5. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Affiliate of the Company shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company, or any Affiliate of the Company and the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purposes of any such determination.

6. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by, or at a meeting of, Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

7. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

8. Governing Law. The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

9.          No Adverse Interpretation of Other Agreements.  This
Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

10. No Recourse Against Others. Liabilities of directors, officers, employees and stockholders, as such, of the Company are waived and released as provided in paragraph 19 of the Securities.

11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

12. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         . Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                             TRAVEL PORTS OF AMERICA, INC.


                             By:
                                Name:
                                Title:

                             AMERICAN STOCK TRANSFER & TRUST
                               COMPANY


                             By:
                                Name:
                                Title:



                            EXHIBIT A


                       (FACE OF SECURITY)

No.                                                       $

                 TRAVEL PORTS OF AMERICA, INC.

         8% SENIOR SUBORDINATED CONVERTIBLE DEBENTURES

                      DUE JANUARY 15, 2005




promises to pay to
or registered assigns the principal sum of         Dollars on
January 15, 2005


The provisions on the back of
this certificate are incor-
porated as if set forth on the
face of certificate.
                                  Interest Payment Dates:
                                  Record Dates:



DATED:
Certificate of Authentication

This Security is one of the  (Seal)
Securities described in the
within mentioned Indenture.


AMERICAN STOCK TRANSFER AND  TRAVEL PORTS OF AMERICA, INC.
  TRUST COMPANY, as Trustee


By:                                By:
   Authorized Signature

                             By:



                     (REVERSE OF SECURITY)

                 TRAVEL PORTS OF AMERICA, INC.

         8% SENIOR SUBORDINATED CONVERTIBLE DEBENTURES
                      DUE JANUARY 15, 2005


         2        Interest.  Travel Ports of America, Inc., a New York
corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest quarterly commencing
April 15, 1995.  Securities issued by the Company after
January 24, 1995, the initial closing date (the "Initial Closing
Date") will bear interest from the respective subsequent closing date, but in all other respects will be on the same terms and conditions as the other Securities issued pursuant to the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         3        Method of Payment.  The Company will pay interest on the
Security (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date even though
Securities are cancelled after the record date and on or before the interest payment date. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.
The Company will pay interest by its check payable in such money mailed to the holder's registered address.

         4        Paying Agent, Registrar and Conversion Agent.
Initially, American Stock Transfer & Trust Company (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to any Securityholder. The Company or any of its subsidiaries may act in such capacity.

         5        Indenture.  The Company issued the Securities under an
Indenture dated as of January 24, 1995 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of them. The Securities are limited to the aggregate principal amount of $5,000,000.

         6        Redemption.  The Securities may be redeemed by the
Company at any time, as a whole or from time to time in part, commencing January 15, 1998, at a redemption price (expressed in percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date (and subject to the right of any recordholder to receive the interest payable on the applicable interest payment date that is on or prior to the redemption date), except Securities redeemed specifically for a sinking fund payment shall be redeemed at par, plus accrued and unpaid interest. If redeemed during the periods indicated below, the applicable redemption percentage would be:

     From                   Through             Percentage
January 15, 1998        January 14, 1999         109.0%
January 15, 1999        January 14, 2000         108.0%
January 15, 2000        January 14, 2001         106.5%
January 15, 2001        January 14, 2002         105.0%
January 15, 2002        January 14, 2003         104.0%
January 15, 2003        January 14, 2004         103.0%
January 15, 2004        January 14, 2005         101.5%

         7       Accelerated Redemption.  If the Company's Consolidated
Net Worth (as defined in the Indenture) on the last day of any fiscal quarter commencing November 1, 1994, is $5,000,000 or less, the Company will be required within six months, to begin semiannual redemptions of 25% of the principal amount of the then outstanding Securities and to continue like redemptions until its Consolidated Net Worth is more than $5,000,000 or all Securities are redeemed. The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph 6 in the manner described in the Indenture.

         8        Selection and Notice of Redemption.  Notice of
redemption will be mailed at least twenty (20) but not more than sixty (60) days before the redemption date to each holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date, interest ceases to accrue on Securities or portions thereof called for redemption.

         9        Conversion.  A holder of a Security may convert it into
Common Stock of the Company at any time, subject to prior redemption. If the Security is called for redemption, the holder may convert it at any time before the close of business on the fifth business day prior to the redemption date. The initial conversion price shall be equal to $3.00 per share of Common
Stock, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion, no payment or adjustment for interest will be made. The Company will deliver a check for any fractional share.

    To convert a Security a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.
    The conversion price is subject to adjustment as set forth in the Indenture upon the occurrence of certain events, including:
(i) the issuance of stock of the Company as a dividend or distribution on any shares of the Common Stock; (ii) subdivisions, combinations and certain reclassifications of the Common Stock; (iii) the issuance to all holders of Common Stock of certain rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price (as determined in the manner set forth in the Indenture); (iv) the distribution to all holders of Common Stock of any shares of capital stock of the Company (other than the Common Stock), evidences of indebtedness of the Company or other assets (including securities, but excluding any rights or warrants referred to above, excluding any dividend or distribution paid in cash out of earned surplus of the Company); (v) the distribution to all holders of Common Stock of cash in the aggregate amount of such cash distribution; (vi) the issuance of shares of Common Stock for less consideration than the current market price; and
(vii) the issuance of securities convertible into or exchangeable for shares of Common Stock (other than pursuant to transactions described above and with certain exceptions) for a consideration per share of Common Stock deliverable on such conversion or exchange that is less than the current market price of the Common Stock on the date of issuance of such security.

    No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

    The Company from time to time may voluntarily reduce the conversion price for a period of time, provided that the conversion price is not less than the par value of a share of Common Stock.

    If the Company consolidates or merges into or sells, leases, transfers or otherwise disposes of all or substantially all of its assets, the Securities will become convertible into the kind and amount of Securities, cash or other assets which the holders of the Securities would have owned immediately after the transaction if the holders had converted the Securities immediately before the effective date of the transaction at the conversion price in effect immediately prior to such effective date.

         10     Sinking Fund.  The Securities will be redeemable through
the operation of a sinking fund beginning on January 15, 2001, and on January 15 in each year thereafter to and including
January 15, 2004, upon not less than 20 days' notice mailed to each holder of the Securities to be redeemed at the holder's registered address, at a sinking fund redemption price equal to 100% of the face amount of the Securities plus accrued and unpaid interest to the date fixed for redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is prior to the date fixed for redemption). Prior to January 15 of each of the years from 2001 to 2004, inclusive, the Company will pay to the Trustee, for a sinking fund payment, cash sufficient to redeem on such date fixed for redemption, 20% of the aggregate principal amount of the issued Securities annually, sufficient to retire
80% of the issued Securities prior to maturity, provided that Securities converted pursuant to the Indenture or reacquired or redeemed by the Company (other than Securities redeemed through the sinking fund) may be used, at the principal amount thereof, to reduce the amount of any sinking fund payment. Cash payments for the sinking fund are to be applied to redeem Securities.

         11       Subordination.  The Securities are subordinated and
subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect. The indebtedness evidenced by the Securities rank senior to all Indebtedness of the Company or any subsidiary, other than (i)
Senior Indebtedness, (ii) debt incurred by the Company in the ordinary course of business, or (iii) capitalized lease obligations or letters of credit to finance trade payables, in each case only as incurred in the ordinary course of business.

         12       Denominations, Transfer, Exchange.  The Securities are
in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A holder may transfer or exchange
Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security or portion of a Security selected for redemption, or transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

         13       Persons Deemed Owners.  The registered holder of a
Security may be treated as the owner of it for all purposes.

         14       Unclaimed Money.  If money for the payment of principal,
premium, if any, or interest on the Securities remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, holders entitled to any of such money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

         15       Amendment, Supplement, Waiver.  Subject to certain
exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the outstanding Securities and any past default or compliance with any provision may be waived with the consent of the holders of a majority in principal amount of the outstanding Securities. Without the consent of any Securityholder, the Company may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, omission, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities or to make any change that does not adversely affect the rights of any Securityholder.

         16       Successor Corporation.  When a successor corporation
assumes all the obligations of its predecessor under the Securities and the Indenture and if immediately thereafter no Default or Event of Default exists, the predecessor corporation will be released from those obligations.

         17       Defaults and Remedies.  An Event of Default is:

              (i) failure of the Company to pay interest on any Security for 10 days, (ii) failure of the Company to pay any principal installment when due and payable, (iii) default in the deposit of any sinking fund payment when and as due, (iv) failure by the Company for 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of 25% in principal amount of the outstanding Securities, to comply with any of its other agreements and covenants in the Indenture and the Securities; (v) certain defaults under and accelerations prior to maturity of other indebtedness; (vi) certain final judgments against the Company or any subsidiary in an amount in excess of $100,000, which remains undischarged and unpaid or unstayed for a period of 30 days after the date on which the right to appeal has expired; (vii) certain events of bankruptcy, insolvency or reorganization, and (viii) suspension or termination of the Company's reporting obligations pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

    The Indenture provides that the Trustee will, within 30 days after the occurrence of a Default, give the Securityholders notice of all uncured Defaults known to it (the term "Default" to include the events specified above, without grace or notice), provided that, except in the case of default in the payment of principal of or interest on any of the Securities, or failure to make a required sinking fund deposit or a redemption payment pursuant to Article III of the Indenture, the Trustee shall be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interest of the Securityholders.

    In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by the Securityholders), may declare to be due and payable the principal amount of the Securities then outstanding plus accrued interest to the date of acceleration, and upon any such declaration the same shall become and shall be immediately due and payable. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.
    Such declaration may be rescinded by holders of a majority in principal amount of outstanding Securities if all existing Events of Default have been cured and waived (except nonpayment of principal or interest on Securities then outstanding that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

    Defaults (except, unless theretofore cured, a default in payment of principal of or interest on the Securities or a default with respect to a provision which cannot be modified under the terms of the Indenture without the consent of each Security affected) may be waived by the holders of a majority in principal amount of outstanding Securities upon the conditions provided in the Indenture.

    Upon the occurrence of an Event of Default, the holders of a majority in principal amount of the outstanding Securities may select a person to serve as director of the Company until the Event of Default is cured.

    The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

         18       Discharge of Indenture.  The Indenture will be
discharged and cancelled, except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee or Paying Agent of money sufficient for such payment or redemption.

         19       Trustee Dealings with Company.  The Trustee under the
Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

         20       No Recourse Against Others.  A director, officer,
employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         21       Authentication.  This Security shall not be valid until
authenticated by the manual signature of the Trustee or an authenticating agent.

         22       Abbreviations.  Customary abbreviations may be used in
the name of a Securityholder or an assignee, such as:  TEN COM
(= tenants in common), TEN ENT (= tenants by the entireties), J TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/MA (= Uniform
Gifts to Minors Act).

    The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to: President, Travel Ports of America, Inc., 3495
Winton Place, Building C, Rochester, New York 14623.


                        ASSIGNMENT FORM

         If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

         I or we assign and transfer this Security to

_________________________________________________________________

_________________________________________________________________
     (Insert assignee's social security or tax I.D. number)
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
     (Print or type assignee's name, address and zip code)

and irrevocably appoint

_________________________________________________________________

agent to transfer this Security on the books of Travel Ports of America, Inc. The agent may substitute another to act for him.


Date:  _____________  Your Signature:  __________________________
(Sign exactly as your name appears on the other side of this Security).


Signature Guarantee:* ___________________________________________



                       CONVERSION NOTICE

               To convert this Security into Common Stock of Travel Ports of America, Inc., check the line below:

                             ______

               To convert only part of this Security, state the principal amount to be converted:

                      $__________________

If you want the stock certificate made out in another person's name, fill in the form below:

(Insert other person's soc. sec. or tax I.D. no.)

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
(Print or type other person's name, address and zip code).

Date:  _____________  Your Signature:  __________________________
(Sign exactly as your name appears on the other side of this Security).

Signature Guarantee:* __________________________________________

                       TABLE OF CONTENTS

SECTION                                                      PAGE

     ARTICLE I.
           DEFINITIONS AND INCORPORATION BY REFERENCE

1.01.  Definitions.                                             1
1.02.  Other Definitions.                                       4
1.03.  Rules of Construction.                                   5

     ARTICLE II.
                         THE SECURITIES

2.01.  Form and Dating.                                         5
2.02.  Execution and Authentication.                            6
2.03.  Registrar, Paying Agent and Conversion Agent.            6
2.04.  Paying Agent to Hold Money in Trust.                     7
2.05.  Securityholder Lists.                                    7
2.06.  Transfer and Exchange.                                   7
2.07.  Replacement Securities.                                  8
2.08.  Outstanding Securities.                                  8
2.09.  Treasury Securities.                                     8
2.10.  Temporary Securities.                                    9
2.11.  Cancellation.                                            9
2.12.  Payment of Interest; Interest Rights Preserved.          9
2.13.  Legending of the Securities; Restriction on Transfer.   11
2.14.  Notification Regarding Restricted Securities.           11
2.15.  CUSIP Numbers.                                          11

     ARTICLE III.
                           REDEMPTION

3.01.  Election to Redeem; Notice to Trustee.                  12
3.02.  Selection by Trustee of Securities to be Redeemed.      12
3.03.  Notice of Redemption.                                   12
3.04.  Effect of Notice of Redemption.                         13
3.05.  Deposit of Redemption Price.                            13
3.06.  Securities Redeemed in Part.                            14
3.07.  Accelerated Redemption Provision.                       14


     ARTICLE IV.
                           COVENANTS

4.01.  Payment of Securities.                                  15
4.02.  SEC Reports.                                            15
4.03.  Compliance Certificate.                                 16
4.04.  Usury Laws.                                             16
4.05.  Investment Company Act.                                 16
4.06.  Dividend and Payment Restrictions Affecting
        Subsidiaries.                                          17
4.07.  Restriction on Payment of Dividends and Stock
        Repurchases.                                           17
4.08.  Restriction on Transfer With Affiliates.                19
4.09.  Incurrence of Indebtedness.                             19
4.10.  Plan of Liquidation.                                    20
4.11.  Money for Security Payments to Be Held in Trust.        22
4.12.  Continued Existence.                                    23
4.13.  Maintenance of Properties, Etc.                         23
4.14.  Taxes.                                                  23

     ARTICLE V.
                     SUCCESSOR CORPORATION

5.01.  When Company May Merge, Etc.                            24

     ARTICLE VI.
                     DEFAULTS AND REMEDIES

6.01.  Events of Default.                                      25
6.02.  Acceleration.                                           27
6.03.  Other Remedies.                                         28
6.04.  Waiver of Past Defaults.                                29
6.05.  Control by Majority.                                    29
6.06.  Limitation on Suits.                                    29
6.07.  Rights of Holders to Receive Payment.                   30
6.08.  Collection Suit by Trustee.                             30
6.09.  Trustee May File Proofs of Claim.                       30
6.10.  Priorities.                                             31
6.11.  Undertaking for Costs; Notice of Proceedings.           32



     ARTICLE VII.
                            TRUSTEE

7.01.  Duties of Trustee.                                      32
7.02.  Rights of Trustee.                                      34
7.03.  Individual Rights of Trustee.                           35
7.04.  Trustee's Disclaimer.                                   35
7.05.  Notice of Defaults.                                     35
7.06.  Compensation and Indemnity.                             36
7.07.  Replacement of Trustee.                                 36
7.08.  Successor Trustee by Merger, Etc.                       37
7.09.  Eligibility; Disqualification.                          38

     ARTICLE VIII.
                     DISCHARGE OF INDENTURE

8.01.  Termination of Company's Obligations.                   38
8.02.  Application of Trust Money.                             39
8.03.  Repayment to Company.                                   39

     ARTICLE IX.
              AMENDMENTS, SUPPLEMENTS AND WAIVERS

9.01.  Without Consent of Holders.                             39
9.02.  With Consent of Holders.                                40
9.03.  Revocation and Effect of Consents.                      41
9.04.  Notation on or Exchange of Securities.                  41
9.05.  Trustee to Sign Amendments, Etc.                        41

     ARTICLE X.
                           CONVERSION

10.01.  Conversion Privilege.                                  42
10.02.  Conversion Procedure.                                  42
10.03.  Fractional Shares.                                     43
10.04.  Taxes on Conversion.                                   43
10.05.  Company to Provide Stock.                              43
10.06.  Adjustment for Change in Capital Stock                 44
10.07.  Adjustment for Rights Issue.                           44
10.08.  Adjustment for Other Distributions.                    45
10.09   Adjustments for Common Stock Issue.                    46
10.10.  Adjustment for Convertible Securities Issue.           46
10.11.  Current Market Price.                                  47
10.12.  Consideration Received.                                47
10.13.  When Adjustment May be Deferred.                       48
10.14.  When No Adjustment Required.                           48
10.15.  Notice of Adjustment.                                  48
10.16.  Voluntary Reduction.                                   48
10.17.  Notice of Certain Transactions.                        49
10.18.  Reorganization of Company.                             49
10.19.  Company Determination Final.                           50
10.20.  Trustee's Disclaimer.                                  50

     ARTICLE XI.
                         Subordination

11.01.  Agreement to Subordinate.                              50
11.02.  Certain Definitions.                                   51
11.03.  Liquidation; Dissolution; Bankruptcy.                  51
11.04.  Default on Senior Indebtedness.                        52
11.05.  Acceleration of Securities.                            53
11.06.  When Distribution Must Be Paid Over.                   53
11.07.  Notice by Company.                                     54
11.08.  Subrogation.                                           54
11.09.  Relative Rights.                                       54
11.10.  Subordination May Not Be Impaired By Company.          54
11.11   Distribution or Notice to Representative.              54
11.12.  Rights of the Trustee and Paying Agent.                55
11.13.  Ranking of Securities.                                 55

     ARTICLE XII.
                          SINKING FUND


12.01.  Sinking Fund Payments.                                 55
12.02.  Satisfaction of Sinking Fund Payments with Securities. 56
12.03.  Redemption of Securities for Sinking Fund.             56

     ARTICLE XIII.
                         MISCELLANEOUS

13.01.  Notices; Reporting Date.                               57
13.02.  Communication by Holders with Other Holders.           58
13.03.  Certificate and Opinion as to Conditions Precedent.    58
13.04.  Statements Required in Certificate or Opinion.         58
13.05.  When Treasury Securities Disregarded.                  58
13.06.  Rules by Trustee and Agents.                           59
13.07.  Legal Holidays.                                        59
13.08.  Governing Law.                                         59
13.09.  No Adverse Interpretation of Other Agreements.         59
13.10.  No Recourse Against Others.                            59
13.11.  Successors.                                            59
13.12.  Duplicate Originals.                                   59
13.13.  Separability.                                          59

Exhibit A    Form of Security                                 A-1





                           EXHIBIT 4-d



VOID  AFTER 5:00 P.M., NEW YORK TIME, ON JANUARY 15, 2005  OR  IF
NOT  A  BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M.,  NEW  YORK
TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                                        WARRANT TO PURCHASE
                                        ________ Shares of Common
                                        Stock

No. ____

                      WARRANT TO PURCHASE
                          COMMON STOCK
                               OF
                 TRAVEL PORTS OF AMERICA, INC.

            TRANSFER RESTRICTED -- SEE SECTION 6.02

            This   certifies   that,  for   good   and   valuable
consideration, ________________________, and his registered, permitted assigns (collectively, the "Warrantholder"), is entitled to purchase from TRAVEL PORTS OF AMERICA, INC., a New York corporation (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York time, on January 15, 2005, (or, if such day is not a business day, at or before 5:00 P.M., New York time on the next following business day), the number of fully paid and non-assessable shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") stated above at the exercise price of $3.60 per share (the "Exercise Price"). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article II hereof.

           This Warrant is one of a series of identical Warrants to purchase shares (the "Warrant Shares") of the Company's Common Stock (subject to adjustment as provided herein), and is being initially issued as part of private placements (the "Placements") by the Company of its 8% Senior Subordinated Convertible Debentures due January 15, 2005 (the "Debentures"). (This
Warrant and all other Warrants then outstanding sometimes collectively the "Warrants".)

XIV.

                Duration and Exercise of Warrant

1. : Duration of Warrant. Subject to the terms contained herein, this Warrant may be exercised at any time before 5:00 P.M., New York time, on January 15, 2005 (the "Expiration Date"), (or, if such day is not a business day, at or before 5:00 P.M., New York time, on the next following business day). If this Warrant is not exercised at or before 5:00 P.M., New York time, on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

2.        :  Exercise of Warrant.

          (1) The Warrantholder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the Subscription
Form hereon duly executed, to the Company at its corporate office at 3495 Winton Place, Building C, Rochester, New York 14623, or to such office as duly designated by the Company to the Warrantholder, together with the full Exercise Price for each Warrant Share to be purchased (i) by tendering in lawful money of the United States, or by certified check or bank draft payable in United States Dollars to the order of the Company, or (ii) by delivering to the Company duly endorsed Debentures in the principal amount equal to such Exercise Price.

          (2) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate
Exercise  Price for the Warrant Shares for which this Warrant  is then  being  exercised,  the Company  will  cause  to  be  issued certificates for the total number of whole shares of Common Stock for  which  this Warrant is being exercised (adjusted to  reflect the  effect of the provisions contained in Article II hereof,  if
any,   and   as  provided  in  Section  4.04  hereof)   in   such
denominations  as are required for delivery to the Warrantholder, and  the Company shall thereupon deliver such certificates to the
Warrantholder.   If  at  the time this  Warrant  is  exercised  a
registration statement is not in effect to register under the Securities Act, the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant
Shares to be issued without such registration.

          (3) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company will execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

          (4) The Company covenants and agrees that it will pay when due and payable any and all stock transfer and similar taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares. The Company shall not, however, be required to pay any tax imposed on income or gross receipts or any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or at the time of surrender.


XV.

               Adjustment of Warrant Shares Stock
               Purchasable and of Exercise Price

           The  Exercise Price and the number and kind of Warrant
Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article II.

1.        :  Mechanical Adjustments.

          (1) While any of the Debentures are outstanding and there is an event which would cause the adjustment of the conversion price thereof pursuant to Article X of the Indenture, dated as of January 24, 1995 between the Company and American Stock Transfer
& Trust Company, as Trustee, under which the Debentures were issued, the applicable provisions of Article X shall apply to this Warrant and shall be incorporated herein as though they are a part of this Warrant for adjustment of the Warrant Shares and/or the Exercise Price thereof.

          (2) If at any time after all Debentures are retired the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (other than cash dividends or distributions out of surplus or earnings); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; or (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date of such subdivision, combination, reclassification or recapitalization shall be proportionately adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination, reclassification or
recapitalization.   Such adjustment shall  be  made  successively
whenever any event listed in this Section 2.01(b) shall occur, subject to Section 2.01(g) hereof.

          (3) If at any time after all Debentures are retired the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock, without charge to such holders, entitling them to subscribe for or purchase shares of Common Stock (or Common Stock Equivalents) at a price (or having a conversion price per share) less than the current market price of the Common Stock (as determined pursuant to paragraph (f) of this
Section 2.01) on the record date described below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such sale or issuance (which date in the event of distribution to shareholders shall be deemed
to   be   the  record  date  set  by  the  Company  to  determine
shareholders entitled to participate in such distribution) by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding on the date of such sale or issuance, plus (ii) the number of additional shares of Common Stock which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such rights or warrants) would purchase at such current market price per share of the Common Stock; and the denominator of which shall be (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock offered for subscription or purchase (or
into   which   the  Common  Stock  Equivalents  so  offered   are
convertible). Shares of Common Stock owned by or held for the benefit of the Company shall not be deemed outstanding for the purpose of such computation. Such adjustments shall be made successively whenever such warrants or rights are issued. To the extent that shares of Common Stock are not delivered (or Common Stock Equivalents are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments been made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered.

          (4) If at any time after all Debentures are retired the Company shall fix a record date for making a distribution to the
holders   of  Common  Stock  of  assets  or  evidences   of   its
indebtedness (excluding cash dividends or distributions out of earnings and dividends or distributions referred to in paragraph
(b) of this Section 2.01) or Common Stock subscription rights, options or warrants for Common Stock or Common Stock Equivalents
(excluding   those  referred  to  in  paragraph   (c)   of   this
Section 2.01), then in each such case the Exercise Price in effect after such record date shall be adjusted to the price
determined   by   multiplying  the  Exercise  Price   in   effect
immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in paragraph (f) of this Section 2.01), less the fair market value (as determined by the Company's Board of Directors)
of said assets or evidences of indebtedness so distributed or of such Common Stock subscription rights, options and warrants or of such Common Stock Equivalents applicable to one share of Common Stock, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever the record date for such distribution is fixed and shall become effective immediately after such record
date.   In  the  event that such distribution is  not  made,  the
Exercise Price in effect shall forthwith be readjusted, effective as of the date when the Board of Directors determines not to distribute such assets.

          (5) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to paragraph (a), (b), (c) or (d) of this Section 2.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

          (6)    For the purpose of any computation under paragraph (b),
(c)  or  (d) of this Section 2.01, the current market  price  per share  of  Common  Stock at any date shall be deemed  to  be  the average  of  the  daily closing price for 20 consecutive  trading
days  commencing 30 trading days before such date.   The  closing
price  for each day shall be the last sale price regular way  or, in  case  no  such  reported sales take place on  such  day,  the average of the last reported bid and asked prices regular way, in either  case  on  the principal national securities  exchange  on which  the Common Stock is admitted to trading or listed,  or  if
not   listed  or  admitted  to  trading  on  such  exchange,  the representative closing bid price as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors. A trading day shall be a day on which there are regular transactions on the national securities exchange or NASDAQ or other organization on which the Common Stock is then traded.

          (7) No adjustments in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (8)    In the event that at any time, as a result of any
adjustment   made   pursuant  to  of  this  Section   2.01,   the
Warrantholder thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this
Section 2.01.

2. : Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by its Chairman of the Board, President, any Vice President, Treasurer or Secretary, setting forth the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

3.         :  No Adjustment for Dividends.  Except as provided in
Section 2.01 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

4. : Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

5.          :    Preservation  of  Purchase  Rights  in   Certain
Transactions.

          (1) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction shall be that the Company or such successor or purchasing corporation, as the case may be, shall
execute   with  the  Warrantholder  an  agreement  granting   the
Warrantholder the right until the Expiration Date,  upon  payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such  consolidation, merger, sale or conveyance had this  Warrant been  exercised immediately prior to such action.  Such agreement
shall   provide  for  adjustments,  which  shall  be  as   nearly
equivalent as may be practicable to the adjustments provided for in this Article II. The provisions of this Section 2.05 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (2) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a  condition  of such transaction will be that the Company  shall mail  to the Warrantholders at the earliest applicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action) written notice of the
record  date  for  such transaction to take place.   Such  notice
shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant.



XVI.

     Registration of Warrants; Compliance with the Securities Act

1.        :    Piggyback Registration.

          (1) Right to Include Warrant Shares. If at any time prior to the Expiration Date the Company proposes to register any Common
Stock  under  the Securities Act on any form for the registration of  securities under such Act, whether or not for its own account
(other than a registration form relating to (i) a registration of a  stock option, stock purchase or compensation or incentive plan or  of stock issued or issuable pursuant to any such plan,  or  a dividend investment plan; (ii) a registration of stock rights  or similar  instruments, (iii) a registration of securities proposed to  be  issued  in exchange for securities or assets  of,  or  in
connection   with  a  merger  or  consolidation   with,   another
corporation; or (iv) a registration of securities proposed to  be issued  in  exchange for other securities of the  Company)  in  a manner which would permit registration of Warrant Shares for sale
to   the   public   under  the  Securities  Act   (a   "Piggyback
Registration"), it will at such time give prompt  written  notice to  the  Warrantholder  hereof and to all other  holders  of  the
Warrants (collectively, the "Holders") of its intention to do  so and of such Holders' rights under this Section 3.01.  Such rights are  referred to hereinafter as "Piggyback Registration  Rights".
Upon  the written request of any such Holder made within 20  days after  the giving of any such notice (which request shall specify the  number  of  Warrant  Shares  (such  Shares  hereinafter  the
"Registrable Shares") intended to be included in the Registration
Statement  by such Holder and the intended method of  disposition thereof),  the Company will include in the Registration Statement the Registrable Shares which the Company has been so requested to register  by  the Holders thereof provided that the Company  need
not   include   any  such  Registrable  Shares  in   Registration
Statements filed after the Expiration Date.

          (2) Withdrawal of Piggyback Registration by Company. If, any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register such securities, the Company will give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable
Shares in connection with such Piggyback Registration.

          (3) Piggyback Registration of Underwritten Public Offerings. If a Piggyback Registration requested pursuant to this Section 3.01 involves an underwritten offering, then, (i) all Holders requesting to have their Registrable Shares included in such Registration must sell their Registrable Shares to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders; and (ii) any Holder requesting to have his Registrable Shares included in such Registration may elect in writing, not later than three (3) Business Days prior to the effectiveness of the Registration
Statement not to have his Registrable Shares so included in connection with such registration.

          (4) Payment of Registration Expenses for Piggyback Registration. The Company will pay all expenses in connection with each registration of Registrable Shares requested pursuant to a Piggyback Registration Right contained in this Section 3.01, except for the fees and disbursements of any counsel retained by the Holders of the Registrable Shares being so registered and brokerage commissions for their sale of the Registrable Shares.

          (5) Priority in Piggyback Registration. If a Piggyback Registration involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number or kind of Registrable Shares requested to be included in such Piggyback Registration would have a material adverse effect on such offering, including a significant decrease in the price at which such securities can be sold, then the Registrable Shares to be offered for the accounts of Holders pursuant to a Piggyback Registration Right shall be eliminated entirely or reduced pro rata as to all requesting Holders on the basis of the relative number of Registrable Shares to be included in such offering to the amount recommended by such managing underwriter; provided, however, that no securities may be offered in such registration for the account of persons other than the Company by virtue of their also having "piggyback" registration rights, or otherwise, unless the Registrable Shares requested to be included in such registration are so included on a pro rata basis (by percentage of each class of securities) as to such other persons
holding   "piggyback"   rights   and   the   Holders   requesting
registration.

          (6) Expiration of Piggyback Registration Rights. The Piggyback Registration Rights shall survive the exercise of the Warrant or the transactions or events pursuant to which such
Registrable  Shares  were  issued,  but  all  such  rights   will
terminate in all events two (2) years after the Expiration Date.
2.        :  Demand Registration.

          (1) Request for Registration. Subject to the limitations set forth below in this Section 3.02, any Holder or Holders who hold in  the aggregate fifty (50%) percent or more of the Warrants  as initially issued upon the Placements of the Debentures may  after
February  1,  1996 from time to time but prior to two  (2)  years
after   the  Expiration  Date  make  written  requests  for   the
registration under the Securities Act of all or part of their Registrable Shares (a "Demand Registration") and the Company shall use its best efforts to effect such Demand Registration.
The  Holders,  as  a  group,  shall  be  limited  to  one  Demand
Registration and thereafter may not make any further written requests for registration under this Section 3.02.

          (2) Limitations on Demand Registration. The Company shall not be required to effect a Demand Registration sooner than (i) for a 120 day period following the effective date of a registration statement pertaining to an underwritten offering for the account of the Company; (ii) if the Company, in its reasonable judgment, determines that registration at the time requested by the Holders would materially adversely affect the Company, by, among other things, requiring disclosure of, any litigation or transactions at an inopportune time, in which case the obligation of the Company to register any Registrable Shares shall be delayed until the reason for such adverse effect has ceased to exist; or (iii) if the timing of the Demand Registration is such that a special audit of the Company would be required in connection with the preparation of financial statements for the registration.

3. : Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Shares under the Securities Act as provided in this Article III, the Company will, as expeditiously as practicable:

          (1) notify the Holders of Registrable Shares and the managing underwriters, if any, promptly, and (if requested by any such
Person) confirm such advice in writing, (i) when a Prospectus  or any  Prospectus supplement or post-effective amendment  has  been filed, and, with respect to a Registration Statement or any post-
effective amendment, when the same has become effective; (ii)  of any request by the Securities and Exchange Commission (the "SEC")
for  amendments  or  supplements to a Registration  Statement  or related  Prospectus or for additional information; (iii)  of  the
issuance   by   the  SEC  of  any  stop  order   suspending   the
effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (2) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration
Statement at the earliest possible moment;

          (3) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Shares, including, without limitation, information with respect to the purchase price being paid for the Registrable Shares by such underwriters and with respect to any other terms of the underwritten (or "best-efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (4) furnish to each Holder of Registrable Shares and each managing underwriter, without charge, at least one signed copy of the  Registration  Statement  and  any  post-effective  amendment
thereto,  including  financial  statements  and  schedules,   all
documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (5) deliver to each Holder of Registrable Shares and the underwriters, if any, without charge, as many copies of the
Prospectus    or   Prospectuses   (including   each   preliminary
Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus of any amendment or supplement thereto by each of the Holders of Registrable Shares and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by such Prospectus or any amendment or supplement thereto;

          (6) prior to any public offering of Registrable Shares, cooperate with the selling Holders of Registrable Shares, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or Blue Sky laws of such
jurisdictions  within  the  United  States  as  any   seller   or
underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and to any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the applicable Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

          (7)    cooperate with the Holders of Registrable Shares and the
managing   underwriters,  if  any,  to  facilitate   the   timely
preparation and delivery of certificates representing Registrable
Shares to be sold and not bearing any restrictive legends; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable
Securities to the underwriters;

          (8)    upon the occurrence of any event contemplated by paragraph
(a)(v) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (9)    except as otherwise provided in this Agreement, the
Company   shall  have  sole  control  in  connection   with   the
preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders;

          (10) holders of Registrable Shares shall have no registration rights hereunder in respect of any proposed transfer of such securities if, in the opinion of recognized securities counsel to the Company (A) registration under the Securities Act is not required for the transfer of the Registrable Shares in the manner provided by such Holder and that there are no further Securities
Act resale restrictions on the Registrable Shares or (B) a post-effective amendment to an existing registration statement would be legally sufficient for such transfer.

4.        :  Obligation of Holders.

          (1) The Company may require each seller of Registrable Shares as to which any registration is being effected pursuant to this
Article III to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement, as the Company may from time to time reasonably request in writing.

          (2) Each Holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.03(a) hereof, such Holder will forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.03(h) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in
such   Holder's  possession,  of  the  Prospectus  covering  such
Registrable Shares current at the time of receipt of such notice.

5. : Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Shares from and against any losses, claims, damages or liabilities to which such Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Holder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement, or the failure of such Holder to comply with the covenants and agreements contained in
Section 3.04 hereof respecting sale of his Registrable Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

          (1) Each Holder of Registrable Shares agrees to indemnify and hold harmless the Company (and each person, if any, who controls the  Company  within the meaning of Section 15 of the  Securities
Act,  each  officer  of  the Company who signs  the  Registration
Statement and each director of the Company) from and against  any losses,  claims, damages or liabilities to which the Company  (or any  such  officer,  director or controlling person)  may  become subject (under the Securities Act or otherwise), insofar as  such losses, claims, damages or liabilities (or actions or proceedings in  respect thereof) arise out of, or are based upon any  failure by  the  Holder  to  comply  with the  covenants  and  agreements
contained  in  Section  3.04  hereof  respecting  sale   of   his
Registrable  Shares, or any untrue statement of a  material  fact contained  in the Registration Statement if such untrue statement was  made  in  reliance  upon  and  in  conformity  with  written information  furnished by or on behalf of the Holder specifically for  use  in  the  Registration Statement  and  the  Holder  will reimburse the Company for any reasonable legal or other  expenses reasonably  incurred in investigating, defending or preparing  to defend  any such action, proceeding or claim; provided,  however, that  such  Holder shall not be liable in any such  case  to  the extent  that he has furnished in writing to the Company prior  to his  sale  information  expressly for use  in  such  Registration
Statement  which  corrected  or made not  misleading  information previously  furnished  to the Company.  In  no  event  shall  the liability  of the Holder hereunder be greater in an  amount  than the  dollar  amount of the proceeds received by such Holder  upon
the   sale  of  the  Registrable  Shares  giving  rise  to   such
indemnification obligation.

          (2) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3.05, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by  an  indemnified person to notify an indemnifying person shall
not   relieve   the  indemnifying  person  from  its  obligations
hereunder  except to the extent that the indemnifying  person  is
prejudiced   thereby.   Subject  to  the  provisions  hereinafter
stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder.

          (3) If the indemnification provided for in this Section 3.05 from the indemnifying person would be applicable but is otherwise unavailable, as determined by a court of applicable jurisdiction, to  an  indemnified person hereunder in respect  of  any  losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person,  shall contribute to the amount paid or payable  by  such indemnified  person as a result of such losses, claims,  damages, liabilities  or expenses in such proportion as is appropriate  to reflect  the  relative  fault  of  the  indemnifying  person  and indemnified persons in connection with the action which  resulted in such losses, claims, damages, liabilities or expenses, as well as  any  other  relevant equitable considerations.  The  relative fault  of such indemnifying person and indemnified persons  shall be  determined by reference to, among other things,  whether  any action  in  question,  including any  untrue  or  alleged  untrue statement  of  a material fact, has been made by, or  relates  to information  supplied by, such indemnifying person or indemnified persons,  and the parties' relative intent, knowledge, access  to information  and opportunity to correct or prevent  such  action.
The  amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be  deemed  to include, subject to the limitations set  forth  in this Section 3.05, any reasonable legal or other fees or expenses
reasonably  incurred  by  such  party  in  connection  with   any
investigation or proceeding.

          (4) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.05 were determined by pro rata allocation or by any other method of
allocation   which  does  not  take  account  of  the   equitable
considerations   referred   to  in  the   immediately   preceding
paragraph. Notwithstanding the provisions of this Section 3.05, the Warrantholder shall not be required to contribute any amount in excess of the dollar amount of the proceeds received by such Warrantholder upon the sale of the Warrant Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribute from any person who was not guilty of such fraudulent misrepresentation.


XVII.

                   Other Provisions Relating
                   to Rights of Warrantholder

1.        :  No Rights as Shareholders; Notice to Warrantholders.
Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter or any rights whatsoever as shareholders of the Company, except to the extent specifically provided for herein.

2. : Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

3.        :  Reservation of Shares.

          (1) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock or other securities as are sufficient to permit the exercise in full of this Warrant.

          (2) The Company shall use its best efforts to maintain or secure the listing of the Warrant Shares upon the securities exchange or automated quotation system, if any, upon which shares of its Common Stock are then listed.

          (3) The Company covenants that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

4. : No Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant. In any case where the Warrantholder would, except for the provisions of this Section 4.04, be entitled under the terms of this Warrant to receive a fraction of a share upon exercise of this Warrant and receipt of the Exercise Price, the Company shall not be required to issue the larger number of whole shares purchasable upon exercise of this Warrant, nor shall it be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.


XVIII.

                      Treatment of Warrantholder

           Prior to due presentment for registration or transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes of the Company shall not be affected by any notice to the contrary.


XIX.

                     Split-Up, Combination,
               Exchange and Transfer of Warrants

1.         :   Split-Up,  Combination, Exchange and  Transfer  of
Warrants.    Subject  to  and  limited  by  the   provisions   of
Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

2.         :   Restrictions  on Transfer.  This  Warrant  may  be
exercised and this Warrant and the Warrant Shares may not be sold, hypothecated, assigned or transferred (a "Transfer"), except only in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. The Warrantholder shall have the benefit of the certain registration rights for the Warrant Shares as provided in this Warrant.


XX.

                         Other Matters

1.         :   Successors  and Assigns.  All  the  covenants  and
provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Holders and their respective successors and assigns.

2. : Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Warrants of the series of which this Warrant is a part. The Warrantholder shall be bound by any consent authorized by this Section whether or not certificates representing his Warrants have been marked to indicate such consent. Whenever the consent or approval of Holders of a specified percentage of Warrants is required hereunder, Warrants held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Warrants) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

3. : Counterparts. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

4.         :   Governing Law.  This Warrant shall be governed  by
and  construed in accordance with the laws of the  State  of  New
York.

5. : Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

6. : Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

7. : Notices. Notice or demand pursuant to this Warrant to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, to the Warrantholder at his last known address as it shall appear on the books of the Company.

8.         :   Headings.  The Article and Section headings herein
are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

          IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 24th day of January, 1995.

                                   TRAVEL PORTS OF AMERICA, INC.

                                   By:  ________________________


(Corporate Seal)

ATTEST:

________________________________
                           ASSIGNMENT


(To be executed only upon assignment of Warrant Certificate)

      For  value  received,  ____________________________  hereby sells, assigns and transfers unto ________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ ____________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

     Name(s) of
     Assignee(s)          Address          No. of Warrants





And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants represented by said Warrant Certificate.

Dated: ________________, _____.


                         ________________________________________
                                                    Note:     The
                                above signature should correspond
                                exactly with the name on the face
                                of this Warrant Certificate.

                       SUBSCRIPTION FORM
           (To be executed upon exercise of Warrant)


TRAVEL PORTS OF AMERICA, INC.


      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate
for,  and  to purchase thereunder,              shares of  Common
Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of (i) cash or a certified or official bank check in the amount or (ii) duly endorsed
Debentures in the principal amount of $                    .

      Please issue a certificate or certificates for such  Common
Shares in the name of, and pay any cash for any fractional share to:

                              Name_______________________________
                                                          (Please
                              Print   Name,  Address  and  Social
                              Security No.)


Signature__________________________
                              _
                                                        Note: The
                              above  signature should  correspond
                              exactly with the name on the  first
                              page of this Warrant Certificate or
                              with   the  name  of  the  assignee
                              appearing  in  the assignment  form
                              below.

And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.




                 TRAVEL PORTS OF AMERICA, INC.


                           $5,000,000


         8% Senior Subordinated Convertible Debentures

                      Due January 15, 2005

                  ___________________________

                           Indenture

                  Dated as of January 24, 1995


            AMERICAN STOCK TRANSFER & TRUST COMPANY

                            Trustee


                           EXHIBIT 99

                  TRAVEL PORTS OF AMERICA, INC.

             TRAVEL PORTS RAISES $4.65 MILLION FROM
                 SALE OF CONVERTIBLE DEBENTURES

     Rochester, New York, February 17, 1995 /PRNewswire/ Travel Ports of America, Inc. (NASDAQ: TPOA) today announced the completion of a private placement resulting in the sale of $4.65 million of its Convertible Senior Subordinated Debentures due January 15, 2005, together with warrants to purchase additional shares of the Companys Common Stock.

     The debentures carry an annual interest rate of 8.5%, payable quarterly, and are convertible into the Companys Common Stock at a price equal to $3.00 per share or a rate of 333.33 shares per $1,000 of principal amount of debentures, at the option of the holder at any time.

     The debentures are callable at the discretion of the Company after January 15, 1998, at a redemption price equal to 109% as of January 15, 1998, and gradually decreasing to 100% at maturity on January 15, 2005.

     The warrants, which are exercisable at any time, entitle warrant holders to purchase up to a total of 15,500 shares of the Companys Common Stock at a price of $3.60 per share.

     The securities were sold in a private placement under Regulation D of the U.S. Securities Act of 1933 and in offshore transactions under Regulation S of the Act. The securities have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     John Holahan, Company President, said The net proceeds from the sale will be used to increase the Companys working capital and further future expansion.

     Travel Ports, headquartered in Rochester, operates 15 travel plazas in seven states (New York, New Jersey, Pennsylvania, New
Hampshire, North Carolina, South Carolina and  Indiana).

     /CONTACT: John M. Holahan or William Burslem III, Travel
Ports of America, Inc., 716-272-1810/(TPOA)

_______________________________
* Needed only if the stock certificate is to be registered in a name other than that of the record holder.

* Needed only if the stock certificate is to be registered in a name other than that of the record holder.